Exhibit 99.2

Investor Supplement
First Fiscal Quarter 2016
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
December 31, 2015

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(Dollars in millions)
Revenues:
Premiums	$15	$15	$17	$15	$11
Net investment income	222	223	212	208	208
Net investment gains (losses)	63	(112)	74	(58)	59
Insurance and investment product fees and other	29	24	23	22	20
Total revenues	329	150	326	187	298

Adjusted Operating Income ("AOI")	$31	$42	$25	$23	$27
Net income (loss)	$48	$30	$86	$(12)	$14

Per Unrestricted Common Shares Amounts:
Basic:
AOI	$0.53	$0.72	$0.43	$0.40	$0.46
Net income (loss)	$0.82	$0.52	$1.48	$(0.21)	$0.24
Diluted:
AOI	$0.53	$0.72	$0.43	$0.40	$0.46
Net income (loss)	$0.82	$0.51	$1.48	$(0.21)	$0.24

Dividends Paid to Shareholders Per Share	$0.065	$0.065	$0.065	$0.065	$0.065

At Period End
Cash and cash equivalents	$568	$502	$654	$849	$556
Total investments	$18,953	$19,094	$19,391	$19,465	$19,335
Total assets	$25,031	$24,925	$25,159	$25,195	$24,752
Contractholder funds	$17,961	$17,770	$17,704	$17,521	$17,160
Future policy benefits	$3,473	$3,468	$3,465	$3,481	$3,484
Notes payable	$300	$300	$300	$300	$300
Total equity	$1,399	$1,502	$1,559	$1,710	$1,665
Total equity excluding AOCI	$1,461	$1,414	$1,384	$1,302	$1,320
Common shares issued and outstanding	58.96	58.87	58.76	58.74	58.70

GAAP Book value per share	$23.73	$25.51	$26.53	$29.11	$28.36
GAAP Book Value per Share excluding AOCI	$24.78	$24.02	$23.55	$22.17	$22.49
Debt to total Capitalization excluding AOCI	17%	18%	18%	19%	19%
Return on average shareholders' equity	13%	9%	26%	(4)%	4%
Statutory Book value per share(1)	$21.13	$20.79	$21.02	$20.87	$20.64
Statutory Book value per share excluding IMR and AVR(1)	$31.55	$31.40	$31.70	$30.97	$31.49
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: December 31, 2015 - $17,684 September 30, 2015 - $17,622)	$17,428	$17,746	$17,965	$18,055	$17,910
Equity securities, available-for-sale, at fair value (amortized cost: December 31, 2015 - $601; September 30, 2015 - $597)	637	620	583	606	658
Derivative investments	145	82	220	268	306
Commercial mortgage loans	616	491	405	304	207
Other invested assets	127	155	218	232	253
Total investments	18,953	19,094	19,391	19,465	19,334
Related party loans	81	78	77	75	93
Cash and cash equivalents	568	502	654	849	556
Accrued investment income	181	191	164	180	164
Reinsurance recoverable	3,552	3,579	3,642	3,691	3,729
Intangibles, net	1,162	988	808	610	593
Deferred tax assets	286	228	200	104	132
Other assets	248	265	223	221	151
Total assets	$25,031	$24,925	$25,159	$25,195	$24,752

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$17,961	$17,770	$17,704	$17,521	$17,160
Future policy benefits	3,473	3,468	3,465	3,481	3,484
Funds withheld for reinsurance liabilities	1,251	1,267	1,325	1,329	1,376
Liability for policy and contract claims	64	55	60	60	68
Debt	300	300	300	300	300
Other liabilities	583	563	746	794	698
Total liabilities	23,632	23,423	23,600	23,485	23,086

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at December 31, 2015 and September 30, 2015)	$—	$—	$—	$—	$—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,963,902 issued and outstanding at December 31, 2015; 58,870,823 shares issued and outstanding at September 30, 2015)	1	1	1	1	1
Additional paid-in capital	718	714	711	710	704
Retained earnings	754	710	683	601	617
Accumulated other comprehensive (loss) income	(62)	88	175	408	345
Treasury stock, at cost (534,514 shares at December 31, 2015; 512,391 shares at September 30, 2015)	(12)	(11)	(11)	(10)	(1)
Total shareholders' equity	1,399	1,502	$1,559	$1,710	$1,666
Total liabilities and shareholders' equity	$25,031	$24,925	$25,159	$25,195	$24,752

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$10	$11	$10	$12	$10
Life contingent immediate annuity	5	4	7	3	1
Net investment income	222	223	212	208	208
Net investment gains (losses)	63	(112)	74	(58)	59
Surrender charges	4	5	5	5	4
Cost of insurance fees and other income	25	19	18	17	16
Total revenues	329	150	326	187	298
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	18	18	20	17	19
Life contingent immediate annuity benefits and changes in future policy benefits	32	30	29	26	10
Interest sensitive and index product benefits and changes in future policy benefits	131	56	29	129	195
General expenses	26	29	22	27	28
Acquisition expenses	73	64	72	74	88
Deferred acquisition costs ("DAC")	(71)	(63)	(68)	(73)	(87)
Amortization of intangibles	41	(33)	88	(7)	16
Total benefits and expenses	250	101	192	193	269
Operating income	79	49	134	(6)	29
Interest expense	(6)	(6)	(6)	(6)	(6)
Income before income taxes	73	43	128	(12)	23
Income tax expense	25	13	42	—	9
Net income (loss)	$48	$30	$86	$(12)	$14

Net income (loss) per common share:

Basic	$0.82	$0.52	$1.48	$(0.21)	$0.24
Diluted	$0.82	$0.51	$1.48	$(0.21)	$0.24
Weighted average common shares used in computing net income (loss) per common share:
Basic	58.22	58.09	58.06	58.03	58.28
Diluted	58.54	58.42	58.24	58.03	58.45

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

All amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization and income taxes.

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(Dollars in millions, except per share data)
Net income (loss)	$48	$30	$86	$(12)	$14
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	3	8	(23)	21	2
Effect of change in FIA embedded derivative discount rate, net of offsets	(7)	23	(21)	15	20
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(13)	(19)	(17)	(1)	(8)
Effects of class action litigation reserves, net of offsets	—	—	—	—	(1)
AOI	$31	$42	$25	$23	$27

Per diluted common share:
Net income (loss)	$0.82	$0.51	$1.48	$(0.21)	$0.24
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	0.05	0.15	(0.39)	0.37	0.04
Effect of change in FIA embedded derivative discount rate, net of offsets	(0.12)	0.39	(0.37)	0.26	0.34
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	(0.22)	(0.33)	(0.29)	(0.02)	(0.15)
Effects of class action litigation reserves, net of offsets	—	—	—	—	(0.01)
AOI per diluted share	$0.53	$0.72	$0.43	$0.40	$0.46

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

NON-GAAP FINANCIAL MEASURES

AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other-than-temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, and (iv) the effect of class action litigation reserves. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact (using an effective tax rate of 35%) related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of FGL, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Summary of Adjustments to Arrive at AOI (Unaudited)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(Dollars in millions)
Revenue:
Net investment gains (a)	$(21)	$(23)	$(81)	$49	$(14)
(Decrease) increase in total revenues	(21)	(23)	(81)	49	(14)

Benefits and expenses:
Benefits and other changes in policy reserves (b)	(19)	61	(64)	34	51
Acquisition and operating expenses, net of deferrals (c)	—	1	—	—	(1)
Amortization of intangibles	14	(21)	52	(29)	(16)
Increase (decrease) in total benefits and expenses	(5)	41	(12)	5	34

(Decrease) increase in pre-tax operating income	(26)	18	(93)	54	20

Increase (decrease) in income tax expense (benefit)	9	(6)	32	(19)	(7)
Increase (decrease) in net income (loss)	$(17)	$12	$(61)	$35	$13

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) Acquisition and operating expenses: includes the effects of the class action litigation reserve.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

AOI Analysis (Unaudited)

Each quarterly reporting period, we identify notable items that explain the trends in our AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases or earnings calls to explain our AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(Dollars in millions)
AOI	$31	$42	$25	$23	$27
Notable Items Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	(1)	(1)	(1)	(2)	(2)
Project expenses (b)	(2)	(2)	(1)	(1)	(1)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	(3)	(5)	(2)	—	3
Assumption review & DAC unlocking (d)	2	14	—	—	—
Tax valuation allowance / other (e)	1	2	—	—	—

(a) Change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period.
(b) Expenses associated with corporate development activities, including mergers & acquisitions.
(c) The release of annuity reserves associated with mortality of annuitants which varies due to timing, volume and severity of experience.
(d) Annually in the 4th fiscal quarter, we complete our Annual Assumption Review & DAC Unlocking process by adjusting our valuation assumptions to align with actual experience. Also includes unlocking in other quarters from updating our DAC amortization models for actual experience and equity market fluctuations.
(e) Changes in the Company's deferred tax valuation allowance and other net favorable activity.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Capitalization/Book Value per Share

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(Dollars in millions, except per share data)
Capitalization:
Debt	$300	$300	$300	$300	$300
Total debt	300	300	300	300	300
Total shareholders' equity	1,399	1,502	1,559	1,710	1,665
Total capitalization	1,699	1,802	1,859	2,010	1,965
AOCI	(62)	88	175	408	345
Total capitalization excluding AOCI (a)	$1,761	$1,714	$1,684	$1,602	$1,620

Total shareholders' equity	1,399	1,502	1,559	1,710	1,665
AOCI	(62)	88	175	408	345
Total shareholders' equity excluding AOCI (a)	$1,461	$1,414	$1,384	$1,302	$1,320

Common shares outstanding	58.96	58.87	58.76	58.74	58.70

Book Value per Share: (b)
GAAP Book value per share including AOCI	$23.73	$25.51	$26.53	$29.11	$28.36
GAAP Book value per share excluding AOCI (a)	$24.78	$24.02	$23.55	$22.17	$22.49

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Return on Shareholders' Equity (c)
Return on average shareholders' equity, excluding AOCI (c)	11%	9%	10%	8%	11%

Return on Shareholders' Equity - AOI (d)
Adjusted Operating ROE, excluding AOCI (d)	9%	9%	8%	9%	11%

	Three months ended
Quarterly Average ROE	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Return on average shareholders' equity, excluding AOCI (c)	13%	9%	26%	(4)%	4%
Adjusted Operating ROE, excluding AOCI (d)	9%	12%	7%	7%	8%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	17%	18%	18%	19%	19%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa3	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Not Rated	BBB
Rating Agency Outlook	CreditWatch Developing	Under Review With Developing Implications	Positive	Ratings Watch Evolving

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended
	December 31, 2015	December 31, 2014
Yield on average assets under management "AAUM" (at amortized cost)	4.87%	4.83%
Less: Interest credited and option cost	(2.73)%	(2.99)%
Total net investment spread - All product lines	2.14%	1.84%

FIA net investment spread	2.92%	2.87%

Investment book yield - bonds purchased during the period (b)	5.50%	5.21%

AAUM (a)	$18,239	$17,266

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Fixed index annuities	$437	$424	$507	$600	$648
Fixed rate annuities	52	9	12	10	255
Index universal life	13	11	10	7	7
All other products	—	1	5	7	8
Total Sales	$502	$445	$534	$624	$918

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Account balances at beginning of period:	$14,154	$14,000	$13,655	$13,254	$12,643
Net deposits	507	435	525	608	828
Premium and interest bonuses	12	9	9	9	9
Fixed interest credited and index credits	66	75	117	115	126
Guaranteed product rider fees	(13)	(8)	(9)	(9)	(7)
Surrenders, withdrawals, deaths, etc.	(396)	(357)	(296)	(322)	(345)
Account balance at end of period	$14,330	$14,154	$14,001	$13,655	$13,254
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

Annuity Deposits by Product Type

	Three Months Ended
Product Type	December 31, 2015	December 31, 2014
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$374	$572
Fixed Strategy	79	79
	453	651

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	12
Multi-Year Rate Guaranteed	53	236

Total before coinsurance ceded	507	899
Coinsurance ceded	—	71
Net after coinsurance ceded	$507	$828

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at December 31, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$11,531	80%
Single-Year Rate Guaranteed	10	1	1%	650	5%
Multi-Year Rate Guaranteed	5	3	6%	2,149	15%
Total				$14,330	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$619	$1,520
0.0% < 2.0%	37	144
2.0% < 4.0%	66	804
4.0% < 6.0%	214	659
6.0% < 8.0%	1,135	1,070
8.0% < 10.0%	675	2,414
10.0% or greater	53	4,920
	$2,799	$11,531

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,107	—%
2015	849	3%
2016 - 2017	2,645	6%
2018 - 2019	1,849	8%
2020 - 2021	1,566	9%
Thereafter	5,314	12%
	$14,330	8%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,115	$991
0.0% - 1.0%	469	1,111
1.0% - 2.0%	233	75
2.0% - 3.0%	923	14
3.0% - 4.0%	59	1
4.0% - 5.0%	—	—
Allocated to index strategies	—	9,339
	$2,799	$11,531

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$764	$858	$—
2-3%	115	—	—	—	—
3-4%	523	—	740	—	—
4-5%	262	—	738	—	—
5-6%	32	—	584	27	—
6-7%	25	1	78	9	2
7% +	33	8	130	—	64
Total:	$990	$9	$3,034	$894	$66

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$199
1% to 2%	2,478
2% to 3%	955
3% +	406
Total:	$4,038

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$—	$17
2% to 5%	—	—
5% to 7%	2	50
7% to 9%	—	51
9% to 11%	—	20
11% to 13%	—	12
13% +	—	—
Total:	$2	$150

There is an additional $155 million Account Value allocated to strategies not listed above. Of this $155 million, $16 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	December 31, 2015			September 30, 2015
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available-for-sale:
United States Government full faith and credit	$233	$240	1%	$233	$244	1%
United States Government sponsored entities	128	130	1%	134	137	1%
United States municipalities, states and territories	1,543	1,631	9%	1,520	1,608	8%
Corporate securities:
Finance, insurance and real estate	4,454	4,572	24%	4,272	4,446	23%
Manufacturing, construction and mining	938	796	4%	867	772	4%
Utilities, energy and related sectors	2,047	1,917	10%	1,893	1,849	10%
Wholesale/retail trade	1,058	1,050	6%	1,018	1,027	5%
Services, media and other	1,576	1,490	8%	1,483	1,436	8%
Hybrid securities	1,174	1,160	6%	1,211	1,214	6%
Non-agency residential mortgage-backed securities	1,391	1,416	8%	1,965	2,025	11%
Commercial mortgage-backed securities	848	835	4%	878	882	5%
Asset-backed securities	2,294	2,191	12%	2,148	2,106	11%
Equity securities	601	637	3%	597	620	3%
Commercial mortgage loans	616	602	3%	491	490	3%
Other (primarily derivatives and loan participations)	358	270	1%	382	235	1%
Total	$19,259	$18,937	100%	19,092	$19,091	100%

Credit Quality of Fixed Maturity Securities at December 31, 2015

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$9,897	57%	AAA	$1,554	9%
2	6,554	38%	AA	1,843	11%
3	715	4%	A	4,350	25%
4	193	1%	BBB	7,454	43%
5	68	—%	BB	758	4%
6	1	—%	B and below	1,469	8%
	$17,428	100%		$17,428	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Managed and Direct Related Party Investments

(Dollars in Millions)		December 31, 2015
Type	Balance Sheet Classification	Amortized Cost	Fair Value
Investments managed by related parties:
Salus collateralized loan obligations	Fixed maturities, available-for-sale	$164	$164
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	190	184
Salus participations (b)	Other invested assets	85	76
Energy & Infrastructure Capital ("EIC") participations	Other invested assets	9	8
	Total investments managed by related parties	$448	$432

Direct investment in related parties:
HGI energy loan	Related party loans	78	78
Salus preferred equity	Equity securities, available-for-sale	3	5
Foreign exchange derivatives and embedded derivatives	Other invested assets	12	12
Salus promissory note (90 day term)	Related party loans	3	3
	Total direct investment in related parties	$96	$98

Assets above included in FSRCI Funds withheld portfolio:
Fortress Investment Group collateralized loan obligations	Fixed Maturities, available-for-sale	19	17
HGI energy loan	Related Party Loans	28	28
Salus collateralized loan obligations	Fixed Maturities, available-for-sale	8	8
Salus participations	Other Invested Assets	5	5
Salus preferred equity	Equity securities, available-for-sale	3	5
	Total assets included in FSRCI Funds withheld portfolio	$63	$63

(b) Includes loan participations with 12 different borrowers with an average loan fair value of $6 as of December 31, 2015.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	December 31, 2015
Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$123	$128	$130
Prime	278	236	239
Subprime	413	354	363
Alt-A	1,069	801	814
	$1,883	$1,519	$1,546
Total by NAIC designation
1	$1,848	$1,493	$1,523
2	14	7	6
3	4	4	4
4	8	8	7
5	9	7	6
	$1,883	$1,519	$1,546

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	December 31, 2015
Issuer (a):	Fair Value	Percentage of Total Invested Assets
Wells Fargo & Company	$156	0.8%
Goldman Sachs Group, Inc.	141	0.7%
Metropolitan Transportation Authority (NY)	114	0.6%
General Electric Company	109	0.6%
JP Morgan Chase & Co.	104	0.5%
Bank of America Corp	103	0.5%
Nationwide Mutual Insurance Company	90	0.5%
Cooperatieve Centrale Raiffeis	86	0.5%
Metlife, Inc.	84	0.4%
TIAA Board of Overseers	81	0.4%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Reinsurance Counterparty Risk

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,492	A	Not Rated	Not Rated
Front Street Re	1,198	Not Rated	Not Rated	Not Rated
Security Life of Denver	143	A	A	A2
Scottish Re	143	Not Rated	Not Rated	Not Rated
London Life	107	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2016
First Quarter	$27.87	$24.01	$25.37	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - December 31, 2015
(unaudited)

Research Analyst Coverage

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgancom

Sean Dargan
Macquarie Capital (USA) Inc.
212-231-0663
sean.dargan@macquarie.com

Eric Berg
RBC Capital Markets
(212) 618-7593
eric.berg@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com